Exhibit 32.1
Certification of Chief Executive Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

    In connection with the Annual Report on Form 10-K for the period ended December 31, 2005 (the "Report") of StarInvest Group, Inc (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Isaac H Sutton , the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Isaac H Sutton Name: Isaac H Sutton Date: March 27, 2006